UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 20, 2019

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIOb	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2019, John Hertia, the Executive Vice President, President, Clinical Diagnostics Group, of Bio-Rad Laboratories, Inc. (the “Company”) and a named executive officer of the Company, informed the Company of his intention to retire from his position at the Company, effective December 31, 2019. The Company is undertaking a search for a successor.

In connection with his retirement, on August 21, 2019, the Company and Mr. Hertia entered into a Retirement Agreement. The Retirement Agreement references a Release to be presented to Mr. Hertia on January 2, 2020, the form of which is attached to the Retirement Agreement. Upon execution and effectiveness of the Release and in exchange for providing a general release of claims and performance of his continuing obligations under the Release and any other material agreement between him and the Company, Mr. Hertia will receive (i) a lump sum payment in the amount of $500,000 (subject to applicable withholding); (ii) payment or reimbursement of COBRA premiums through December 31, 2020, (iii) an extended exercisability period for Mr. Hertia’s vested stock options for 90 days following the conclusion of his employment, and (iv) continued eligibility to receive a 2019 bonus under the Company’s Incentive Bonus Plan.

The foregoing summary of the material terms of the Retirement Agreement is qualified in its entirety by the complete terms of the Retirement Agreement, which is filed as an exhibit to this report as Exhibit 10.1.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Retirement Agreement between the Company and John Hertia made as of August 21, 2019

104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: August 23, 2019	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary